UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                December 15, 2006                                 0-25753
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Date of Report (Date of earliest event reported)          Commission File Number

                           FITTIPALDI LOGISTICS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


                 Nevada                                   87-0449667
    -------------------------------                 ----------------------
    (State or other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                 Identification Number)



                 903 Clint Moore Road, Boca Raton, Florida 33487
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               (Address of Principal Executive Offices) (Zip Code)

                                 (561) 998-7557
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              (Registrant's telephone number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)
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
Item 7.01 Regulation FD Disclosure

On December 15, 2006, the Company issued a press release announcing that its wholly owned subsidiary, Commodity Express Transportation, Inc., had entered into a preliminary agreement to acquire certain assets of a trucking and freight brokerage firm. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements

    None

(b) Exhibits

    99.1 Copy of Press Release date December 15, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 20, 2006                    FITTIPALDI LOGISTICS, INC.



                                            By:  /s/ David S. Brooks
                                                 -----------------------
                                                 David S. Brooks
                                                 Chief Executive Officer